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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                       Date of Report:  December 8, 1998



                               OPTION CARE, INC.
            (Exact name of registrant as specified in its charter)



          Delaware                     80-19878                   36-3791193
(State or other jurisdiction          Comission                 (IRS Employer
      of incorporation)                File No.              Identification No.)



                  100 Corporate North
                       Suite 212
                 Bannockburn, Illinois                          60015
        (Address of principal executive office)               (Zip code)


      Registrant's telephone number, including area code:  (847) 615-1690


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                                     INDEX

                               OPTION CARE, INC.


ITEM 1.    Changes in Control of Registrant                      Not Applicable

ITEM 2.    Acquisition or Disposition of Assets                  Not Applicable

ITEM 3.    Bankruptcy or Receivership                            Not Applicable

ITEM 4.    Changes in Registrant's Certifying Accountant         Page 3

ITEM 5.    Other Events                                          Not Applicable

ITEM 6.    Resignations of Registrant's Directors                Not Applicable

ITEM 7.    Financial Statements and Exhibits

    (a)    Financial Statements of Businesses Acquired           Not Applicable

    (b)    Pro Forma Financial Information                       Not Applicable

    (c)    Exhibit: 16                                           Page 4

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                                     ITEM 4

As of December 1, 1998, the Board of Directors of Option Care, Inc. (the "Registrant"), upon recommendation of its Audit Committee, engaged Ernst & Young LLP ("E&Y") as the Registrant's independent auditors for the year ending December 31, 1998. The Board of Directors of the Registrant retained E&Y based upon the Board's determination that the Registrant would benefit from E&Y's competitive fee structure. The engagement of E&Y arose from the Registrant's decision to request proposals for audit services from multiple firms, including KPMG Peat Marwick LLP ("KPMG").

The KPMG audit reports on the consolidated financial statements of the Registrant as of and for the two years ended December 31, 1997 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two year period ended December 31, 1997 and through the period ended December 1, 1998, there were no disagreements between the Registrant and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG, would have caused it to make references to the subject matter of such disagreements in connection with its report.

In its management letter to the audit committee of the Registrant, dated May 13, 1998, KPMG identified two reportable conditions: (1) excessive turnover in the Registrant's Chief Financial Officer position and (2) a lack of segregation of duties between the treasury function and the controllership function of the Registrant. The Registrant believes it has implemented steps to correct the deficiencies noted, including (1) the hiring of Michael A. Siri as Chief Financial Officer, who has 22 years experience in accounting and finance and (2) the Registrant's recent implementation of alternative internal controls to mitigate the risk of asset misappropriation.

The Registrant has authorized KPMG to respond to any inquiries of E&Y concerning its audit. During the two years ended December 31, 1997 and through the dated appointment, E&Y did not provide any consultations to the Registrant regarding the application of accounting principles to specific transactions or the type of opinion that they may have rendered on the financial statements.

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                               ITEM 7: Exhibit 16


Letter from KPMG Peat Marwick LLP to Securities and Exchange Commission regarding Item 4 disclosure contained herein, to be filed by amendment.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  December 8, 1998

                                        OPTION CARE, INC.
                                        By:  Michael A. Siri


                                        /s/ Michael A. Siri
                                        ------------------------------
                                        Michael A. Siri
                                        Chief Financial Officer